UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 December 9, 2011
(Date of earliest event reported)

American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 WEST CONGRESS STREET, CHARLES TOWN, WV	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In an opinion dated December 8, 2011 in the matter Gaer v. American Public Education, Inc. et al., (civil action no. 3:10-CV-81), the United States District Court for the Northern District of West Virginia granted the motion to dismiss filed on behalf of American Public Education, Inc., Dr. Boston and Mr. Wilkins and dismissed the case in its entirety with prejudice.  No appeal of that ruling has been filed by the plaintiff, although the time period within which to do so has not yet expired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	December 9, 2011	By:	/s/ Harry T. Wilkins
Harry T. Wilkins
Executive Vice President and Chief Financial
Officer

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